UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

LEGACY HOUSING CORPORATION

(Exact name of registrant as specified in its charter)

Texas	001-38761	20-2897516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Airport Freeway, #100 Bedford, Texas	76022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 799-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LEGH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Legacy Housing Corporation (the “Company”)

October 10, 2025

Item 8.01.         Other Events.

The information contained in the Press Release issued by the Company on October 10, 2025, announcing the completion of a significant company realignment, including its new Legacy 250 initiative and a refresh of its management structure, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)        Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Legacy Housing Corporation on October 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY HOUSING CORPORATION

Date: October 10, 2025	By:	/s/ Kenneth E. Shipley
		Name:	Kenneth E. Shipley
		Title:	Interim Chief Executive Officer